                             STAGECOACH FUNDS, INC.

                             ASSET ALLOCATION FUND
                        U.S. GOVERNMENT ALLOCATION FUND
                              CORPORATE STOCK FUND

                        SUPPLEMENT DATED JANUARY 2, 1996
                      TO THE PROSPECTUS DATED MAY 1, 1995,
                      AS PREVIOUSLY SUPPLEMENTED, AND THE
             STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1995

         Effective January 1, 1996, BZW Barclays Global Fund Advisors ("BGFA") replaced Wells Fargo Nikko Investment Advisors ("WFNIA") as sub-investment adviser to the Asset Allocation, U.S. Government Allocation and Corporate Stock Funds (the "Funds") of Stagecoach Funds, Inc. BGFA was created by the reorganization of WFNIA with and into an affiliate of Wells Fargo Institutional Trust Company, N.A. ("WFITC"). Pursuant to a Sub-Advisory Contract with each Fund and subject to the overall supervision of Wells Fargo Bank, the investment adviser to each Fund, BGFA is responsible for the day-to-day portfolio management of each Fund. BGFA will continue to employ substantially the same personnel and will continue to use the computer-based investment model developed and previously used by WFNIA to determine the recommended mix of assets in each Fund's portfolio. BGFA is entitled to receive from Wells Fargo Bank as compensation for its sub-advisory services monthly fees at the annual rate of 0.20%, 0.15% and 0.08% of the average daily net assets of the Asset Allocation, U.S. Government Allocation and Corporate Stock Funds, respectively. BGFA is also entitled to receive from Wells Fargo Bank annual fees of $40,000 for its services to the U.S. Government Allocation Fund and $40,000 for its services to the Corporate Stock Fund. BGFA is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont

Street, San Francisco, CA 94105. As of January 1, 1996, BGFA and its affiliates provide investment advisory services for more than $220 billion of assets under management. As of January 1, 1996, Wells Fargo Bank provides investment advisory services for approximately $33 billion of assets.

         Effective January 1, 1996, WFITC, due to a change in control of its outstanding voting securities, became a wholly owned subsidiary of BZW Barclays Global Investors Holdings Inc. (formerly, The Nikko Building U.S.A., Inc.) and was renamed BZW Barclays Global Investors, N.A. ("BGI"). BGI currently acts as custodian to each Fund. BGFA is a subsidiary of BGI. BGI will not be entitled to receive compensation for its custodial services to the Funds so long as BGFA is entitled to receive fees for providing investment advisory services to such Funds. The principal business address of BGI is 45 Fremont Street, San Francisco, California 94105.

         Each Fund's Prospectus and Statement of Additional Information are hereby amended accordingly.

                                      LOGO

                         ------------------------------

                                   PROSPECTUS

                         ------------------------------

                             ASSET ALLOCATION FUND

                        U.S. GOVERNMENT ALLOCATION FUND

                                  May 1, 1995
              As Supplemented on June 23, 1995 and August 24, 1995

                              STAGECOACH FUNDS(R)

                             ASSET ALLOCATION FUND
                        U.S. GOVERNMENT ALLOCATION FUND

  Stagecoach Funds, Inc. (the "Company") is a professionally managed, open-end series investment company. This Prospectus contains information about two of the funds in the Stagecoach Family of Funds - the ASSET ALLOCATION FUND and the U.S. GOVERNMENT ALLOCATION FUND (each a "Fund" and, collectively, the "Funds"). Two classes of shares of each Fund (each, a "Class") are described in this Prospectus - Class A Shares and Class B Shares.

  The ASSET ALLOCATION FUND seeks to earn over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk.

  The U.S. GOVERNMENT ALLOCATION FUND seeks to achieve over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk.

  Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own. Statements of Additional Information ("SAIs"), dated May 1, 1995, for the Funds have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference. The SAI for each Fund is available free of charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling the Company at 800-222-8222. If you hold shares in an IRA, please call 1-800-BEST-IRA for information or assistance.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                          PROSPECTUS DATED MAY 1, 1995
              AS SUPPLEMENTED ON JUNE 23, 1995 AND AUGUST 24, 1995

                                                                      PROSPECTUS

  The ASSET ALLOCATION FUND seeks to achieve its objective by pursuing an "asset allocation" strategy whereby the Fund allocates and reallocates its investments among three asset classes - common stocks, U.S. Treasury bonds, and money market instruments. The Fund is designed for investors with investment horizons of at least five years.

  The U.S. GOVERNMENT ALLOCATION FUND seeks to achieve its objective by pursuing a strategy of allocating and reallocating its investments among three classes of debt securities - long-term U.S. Treasury bonds, intermediate-term U.S. Treasury notes, and short-term money market instruments - at least 65% of which will be obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund is designed for investors with investment horizons of at least five years.

  The Funds are advised by Wells Fargo Bank. Wells Fargo Nikko Investment Advisors ("WFNIA") serves as sub-adviser to the Funds. Wells Fargo Bank also serves as the Funds' transfer and dividend disbursing agent, and is a Shareholder Servicing Agent (as defined below) and a Selling Agent (as defined below). Wells Fargo Institutional Trust Company, N.A. ("WFITC") serves as the Funds' custodian. Stephens Inc.
("Stephens") is the Funds' sponsor and administrator and serves as the distributor of the Funds' shares.

THE FUNDS' SHARES AND PORTFOLIO INVESTMENTS (EXCEPT AS NOTED UNDER "HOW THE FUNDS WORK - INVESTMENT OBJECTIVES AND POLICIES" AND "PROSPECTUS APPENDIX - ADDITIONAL INVESTMENT POLICIES") ARE NOT INSURED OR GUARANTEED BY THE UNITED STATES OR ANY FEDERAL AGENCY OR INSTRUMENTALITY.

 WELLS FARGO BANK IS THE INVESTMENT ADVISER AND PROVIDES CERTAIN OTHER SERVICES
  TO THE FUNDS, FOR WHICH IT IS COMPENSATED. STEPHENS, WHICH IS NOT AFFILIATED
      WITH WELLS FARGO BANK, IS THE SPONSOR AND DISTRIBUTOR FOR THE FUNDS.

PROSPECTUS

                               TABLE OF CONTENTS
                                    -------

PROSPECTUS SUMMARY                                                             1

SUMMARY OF FUND EXPENSES                                                       4

FINANCIAL HIGHLIGHTS                                                           8

HOW THE FUNDS WORK                                                            12

THE FUNDS AND MANAGEMENT                                                      16

INVESTING IN THE FUNDS                                                        18

DIVIDENDS                                                                     28

HOW TO REDEEM SHARES                                                          29

ADDITIONAL SHAREHOLDER SERVICES                                               33

MANAGEMENT AND SERVICING FEES                                                 36

TAXES                                                                         40

PROSPECTUS APPENDIX - ADDITIONAL INVESTMENT POLICIES                         A-1

                                                                      PROSPECTUS

                               PROSPECTUS SUMMARY

  The Funds provide you with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides you with summary information about the Funds. For more information, please refer specifically to the identified Prospectus sections and generally to the Prospectus and SAI for each Fund.

Q.  WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

A. The ASSET ALLOCATION FUND'S investment objective is to seek over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. The Fund seeks to achieve this objective by pursuing an "asset allocation" strategy whereby its investments are allocated among three asset classes - common stocks, U.S. Treasury bonds and money market instruments. The Fund is designed for investors with investment horizons of at least five years. See "How the Funds Work" and "Prospectus Appendix - Additional Investment Policies."

    The U.S. GOVERNMENT ALLOCATION FUND'S investment objective is to seek over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. The Fund seeks to achieve this objective by pursuing a strategy of allocating and reallocating its investments among three classes of debt securities: long-term U.S. Treasury bonds, intermediate-term U.S. Treasury notes and short-term money market instruments. Under normal market conditions, at least 65% of the Fund's total assets will be invested in obligations that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises ("U.S. Government obligations"). The Fund is designed for investors with investment horizons of at least five years. See "How the Funds Work" and "Prospectus Appendix - Additional Investment Policies."

Q.  WHO MANAGES MY INVESTMENTS?

A. Wells Fargo Bank is investment adviser to the Funds. WFNIA serves as sub-adviser to the Funds and provides allocation advice based on certain proprietary models. Wells Fargo Bank provides the Funds with transfer agency and dividend disbursing agency services; WFITC provides the Funds with custodial services. In addition, Wells Fargo Bank is a Shareholder Servicing Agent and a Selling Agent under Selling Agreements with Stephens, the Funds' distributor. See "The Funds and Management" and "Management and Servicing Fees."

Q.  HOW DO I INVEST?

A. You may invest by purchasing shares of a Fund at their public offering price, which is the net asset value per share plus any applicable sales charge. Class A Shares are

                                       1                              PROSPECTUS
    subject to a maximum front-end sales charge of 4.50%. Class B Shares that are redeemed within four years of purchase are subject to a maximum contingent deferred sales charge of 3.00% of the lesser of net asset value at purchase or net asset value at redemption. In some cases, such as for investments by certain fiduciary or retirement accounts, the front-end sales charge may be waived. In particular, no front-end sales charge is imposed on sales of Class A Shares made to various retirement plan customers of Wells Fargo Bank, including IRAs, Simplified Employee Pension Plans and other self-directed retirement plans for which Wells Fargo Bank serves as trustee. In other cases, the front-end sales charge may be reduced. You may open an account by investing at least $1,000 and may add to your account by making additional investments of at least $100, although certain exceptions to these minimums may be available. Shares may be purchased by wire, by mail or by an automatic investment feature called the AutoSaver Plan on any day the New York Stock Exchange is open. See "Investing in the Funds." For more details, contact Stephens (the Funds' Sponsor and Distributor), a Shareholder Servicing Agent or a Selling Agent (such as Wells Fargo Bank).

Q.  HOW WILL I RECEIVE DIVIDENDS AND ANY CAPITAL GAINS?

A. Dividends from net investment income of the Asset Allocation Fund are declared quarterly and dividends from the net investment income of the U.S. Government Allocation Fund are declared daily. Dividends paid by each Fund are automatically reinvested in additional shares of the same Class of the respective Fund at net asset value without a sales charge unless you elect to receive dividends in cash. You may also elect to reinvest dividends of the Funds in shares of the same class of another multi-class fund or in shares of certain other funds in the Stagecoach Family of Funds with which you have an established account that has met the applicable minimum initial investment requirement. Any capital gains will be distributed at least annually in the same manner. Each Fund's net investment income available for distribution to holders of Class B Shares will be reduced by the amount of the higher Rule 12b-1 Fee payable on behalf of the Class B Shares. Class B Shares automatically convert into Class A Shares of the same Fund six years after the end of the month in which they were acquired. See "Dividends" and "Additional Shareholder Services."

Q.  HOW MAY I REDEEM SHARES?

A. You may redeem your shares by telephone, by letter or by an automatic feature called the Systematic Withdrawal Plan on any day the New York Stock Exchange is open. Contingent deferred sales charges may be charged upon redemption of Class B Shares. In addition, the Company reserves the right to impose charges for wiring redemption proceeds. See "How To Redeem Shares" and "How to Purchase Shares - Contingent Deferred Sales Charges - Class B Shares." For more details, contact Stephens, a Shareholder Servicing Agent or a Selling Agent (such as Wells Fargo Bank).

PROSPECTUS                             2

Q.  WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF
    INVESTMENT?

A. An investment in shares of the Funds is not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your shares of the Fund. Therefore, you should be prepared to accept some risk with the money you invest in a Fund. Because each Fund may shift its investment allocations significantly from time to time, its performance may differ from funds which invest in one asset class or from funds with a stable mix of assets. Further, shifts among asset classes may result in relatively high portfolio turnover rates, which may, in turn, result in increased brokerage and transaction costs, and/or increased short-term capital gains or losses. The portfolio debt instruments of the Funds are subject to interest rate risk and credit risk. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the instruments in which a Fund invests and hence the value of your investment in the Fund. The value of instruments held by the Funds generally changes inversely to changes in market interest rates. During those periods in which a high percentage of the portfolio of a Fund is invested in long-term bonds, its exposure to interest rate risk will be greater because the longer maturity of those instruments means they generally are more sensitive to interest rate fluctuations than shorter-term debt instruments. Credit risk is the risk that the issuer of a debt instrument is unable, due to financial constraints, to make timely payments on its outstanding obligations. The portfolio equity investments of the Funds are subject to equity market risk. Equity market risk is the risk that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

    As with all mutual funds, there can be no assurance that the Funds will achieve their investment objectives. Investors should be prepared to accept that risk, as well as the risk that a Fund may under-perform (over the short and/or long term) one or more of the three classes of securities in which it invests.

                                       3                              PROSPECTUS

                            SUMMARY OF FUND EXPENSES

  This expense summary is a standard format required for all mutual funds to help you understand the various costs and expenses you will bear directly or indirectly as a shareholder of the Funds. As shown below, you are not charged exchange fees. You should consider this expense information together with the important information in this Prospectus, including the Funds' investment objectives and policies.

                        SHAREHOLDER TRANSACTION EXPENSES
                               FOR CLASS A SHARES

                                        ASSET ALLOCATION       U.S. GOVERNMENT
                                              FUND             ALLOCATION FUND
                                        ----------------       ---------------
Maximum Sales Charge Imposed
    on Purchases (as a percentage
    of offering price)................       4.50%                  4.50%
Sales Charge Imposed on
    Reinvested Dividends..............        None                   None
Sales Charge Imposed on
    Redemptions*......................        None                   None
Exchange Fees.........................        None                   None

                         ANNUAL FUND OPERATING EXPENSES
                               FOR CLASS A SHARES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                         U.S.
                                                      ASSET           GOVERNMENT
                                                   ALLOCATION         ALLOCATION
                                                      FUND               FUND
                                                  -------------     --------------
Management Fee..................................          0.38%              0.50%
Rule 12b-1 Fee..................................          0.05%              0.05%
Total Other Expenses(1):
    Shareholder Servicing Fee**.................  0.30%             0.30%
    Administrative Fee..........................  0.03%             0.03%
    Other Expenses(1)...........................  0.08%             0.13%
                                                  -----             -----
                                                          0.41%              0.46%
                                                          -----              -----
TOTAL FUND OPERATING
    EXPENSES(1).................................          0.84%              1.01%

-------------------------------

  (1) After any waivers or reimbursements.
    * The Company reserves the right to impose a charge for wiring redemption proceeds.
   ** The Funds understand that a Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Funds, such as requiring a higher minimum initial investment or payment of a separate fee for additional services.

PROSPECTUS                             4

EXAMPLE OF EXPENSES --
CLASS A SHARES                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------
You would pay the following expenses on a
  $1,000 investment in Class A Shares of a
Fund, assuming (A) a 5% annual return and (B)
redemption at the end of each time period
indicated:
    Asset Allocation Fund.....................   $ 53      $71       $89       $144
    U.S. Government Allocation Fund...........   $ 55      $76       $98       $163

                        SHAREHOLDER TRANSACTION EXPENSES
                               FOR CLASS B SHARES

                                     ASSET ALLOCATION       U.S. GOVERNMENT
                                           FUND             ALLOCATION FUND
                                     ----------------       ---------------
Maximum Sales Charge Imposed
    on Purchases (as a percentage
    of offering price).............        None                   None
Sales Charge Imposed on
    Reinvested Dividends...........        None                   None
Maximum Sales Charge Imposed on
    Redemptions*...................       3.00%                  3.00%
Exchange Fees......................        None                   None

                         ANNUAL FUND OPERATING EXPENSES
                               FOR CLASS B SHARES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                   U.S.
                                                ASSET           GOVERNMENT
                                             ALLOCATION         ALLOCATION
                                                FUND               FUND
                                            -------------     --------------
Management Fee............................          0.38%              0.50%
Rule 12b-1 Fee............................          0.70%              0.70%
Total Other Expenses(1):
    Shareholder Servicing Fee**...........  0.30%             0.30%
    Administrative Fee....................  0.03%             0.03%
    Other Expenses(1).....................  0.08%             0.13%
                                            -----             -----
                                                    0.41%              0.46%
                                                    -----              -----
TOTAL FUND OPERATING
    EXPENSES(1)...........................          1.49%              1.66%

-------------------------------

  (1) After any waivers or reimbursements.
    * The Company reserves the right to impose a charge for wiring redemption proceeds.
   ** The Funds understand that a Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Funds, such as requiring a higher minimum initial investment or payment of a separate fee for additional services.

                                       5                              PROSPECTUS

EXAMPLE OF EXPENSES -- CLASS B SHARES

                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                          ------    -------    -------
You would pay the following expenses
  on a $1,000
investment in Class B Shares of a
Fund, assuming (A) a 5% annual return
and (B) redemption at the end of each
time period indicated:
    Asset Allocation Fund............      $ 45       $57       $  99       $104
    U.S. Government Allocation
      Fund...........................      $ 47       $62       $ 110       $124

                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                          ------    -------    -------
You would pay the following expenses
  on a $1,000
investment in Class B Shares of a
Fund, assuming a 5% annual return but
no redemption:
    Asset Allocation Fund............      $ 15       $47       $  99       $104
    U.S. Government Allocation
      Fund...........................      $ 17       $52       $ 110       $124

                             EXPLANATION OF TABLES

  SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Fund shares. You are subject to a front-end sales charge on purchases of Class A Shares of the Funds and may be subject to a contingent deferred sales charge on Class B Shares if you sell such shares within a specified period. See "Investing in the Funds - Sales Charges." The Company reserves the right to impose a charge for wiring redemption proceeds. In certain instances, you may qualify for a reduction or waiver of the front-end sales charge. See "Investing in the Funds - Sales Charges."

  ANNUAL FUND OPERATING EXPENSES for Class A Shares of each Fund are based on amounts incurred during the most recent fiscal year reflecting voluntary fee waivers and expense reimbursements. Wells Fargo Bank and Stephens each has agreed to waive or reimburse all or a portion of its respective fees if certain Fund expenses exceed limits set by state securities laws or regulations. In addition, Wells Fargo Bank and Stephens, at their sole discretion, may waive or reimburse all or a portion of the respective fees charged to, or expenses paid by, a Fund. Any waivers or reimbursements would reduce a Fund's total expenses. There can be no assurances that waivers or reimbursements will continue. Absent waivers or reimbursements, the percentages shown above under "Total

PROSPECTUS                             6

Other Expenses" and "Total Fund Operating Expenses" would be 0.41% and 0.84%, respectively for the Class A Shares of the Asset Allocation Fund and 0.53% and 1.08%, respectively, for the Class A Shares of the U.S. Government Allocation Fund. Since Class B Shares were not offered during 1994, the percentages shown above with respect to Class B Shares under "Total Other Expenses" and "Total Fund Operating Expenses" reflect certain anticipated voluntary fee waivers and expense reimbursements for the current fiscal year. Absent waivers and reimbursements, "Total Other Expenses" and "Total Fund Operating Expenses" would be 0.46% and 1.54%, respectively, for the Class B Shares of the Asset Allocation Fund and 0.58% and 1.78%, respectively, for the Class B Shares of the U.S. Government Allocation Fund. The Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers ("NASD"). For more complete descriptions of the various costs and expenses you can expect to incur as an investor in each Fund, please see the Prospectus sections captioned "Investing in the Funds - How To Buy Shares" and "Management and Servicing Fees."

  EXAMPLE OF EXPENSES is a hypothetical example which illustrates the expenses associated with a $1,000 investment in Class A Shares or Class B Shares over stated periods, based on the expenses in the respective tables above and an assumed annual rate of return of 5%. This rate of return should not be considered an indication of actual or expected performance of a Fund. In addition, the example should not be considered a representation of past or future expenses and actual expenses may be greater or lesser than those shown.

                                       7                              PROSPECTUS

                              FINANCIAL HIGHLIGHTS

  The following information has been derived from the Financial Highlights in the Funds' 1994 annual financial statements. The financial statements are included in the SAI for each Fund. Except for periods ending prior to January 1, 1992, which were audited by other auditors whose report dated February 19, 1992 expressed an unqualified opinion on this information, the financial statements have been audited by KPMG Peat Marwick LLP, independent auditors, whose report dated February 17, 1995 also is included in the SAIs. This information should be read in conjunction with the Funds' 1994 annual financial statements and notes thereto. The SAIs have been incorporated by reference into this Prospectus. Financial information is not provided in connection with Class B Shares because Class B Shares were not offered during the periods presented.

                             ASSET ALLOCATION FUND

                    FOR A CLASS A SHARE OUTSTANDING AS SHOWN

                                   YEAR           YEAR           YEAR           YEAR
                                   ENDED         ENDED          ENDED          ENDED
                                 DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,
                                   1994           1993           1992          1991*
                                 ---------     ----------     ----------     ----------
Net asset value, beginning of
  period.......................    $18.80         $17.89         $17.65         $14.45
Income from investment
  operations:
Net investment income..........      0.77           0.77           0.87           0.92
Net realized and unrealized
  capital
  gains/(losses) on
  investments..................     (1.31)          1.88           0.31           2.28
Total from investment
  operations...................     (0.54)          2.65           1.18           3.20
Less distributions:
Dividends from net investment
  income.......................     (0.77)         (0.77)         (0.87)          0.00
Distributions from net realized
  capital gains................     (0.76)         (0.97)         (0.07)          0.00
Total distributions............     (1.53)         (1.74)         (0.94)          0.00
Net asset value, end of
  period.......................    $16.73         $18.80         $17.89         $17.65
Total return (not
  annualized)**................     (2.82)%        15.00%          7.00%         22.13%
Ratios/supplemental data:
Net assets, end of period
  (000)........................  $896,943      $1,048,667      $542,226       $367,251
Number of shares outstanding,
  end of period (000)..........    53,618         55,790         30,303         20,811
Ratios to average net assets
  (annualized):
Ratio of expenses to average
  net assets(1)................      0.84%          0.86%          0.95%          0.95%
Ratio of net investment income
  to average net assets(2).....      4.30%          4.20%          5.22%          5.88%
Portfolio turnover.............        49%            40%             5%            25%
-------------------------------
(1) Ratio of expenses to
    average net assets prior to
    waived fees and reimbursed
    expenses...................       N/A           0.86%          0.97%           N/A
(2) Ratio of net investment
    income to average net
    assets prior to waived fees
    and reimbursed expenses....       N/A           4.20%          5.20%           N/A

---------------

 * The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Asset Allocation Fund ("IRA Asset Allocation Fund") of the Wells Fargo Investment Trust for Retirement Programs ("Trust") which was reorganized into the Asset Allocation Fund on January 2, 1992.

 + The Fund commenced operations on November 13, 1986.

** Total returns do not include any sales charges.

PROSPECTUS                             8

                             ASSET ALLOCATION FUND

                    FOR A CLASS A SHARE OUTSTANDING AS SHOWN

                                   YEAR        YEAR        YEAR        YEAR       PERIOD
                                  ENDED       ENDED       ENDED       ENDED       ENDED
                                 DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                  1990*       1989*       1988*       1987*       1986*+
                                ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of
  period.......................    $13.42      $12.00      $10.93      $10.07      $10.00
Income from investment
  operations:
Net investment income..........      0.91        0.93        0.72        0.72        0.07
Net realized and unrealized
  capital
  gains/(losses) on
  investments..................      0.12        0.49        0.35        0.14        0.00
Total from investment
  operations...................      1.03        1.42        1.07        0.86        0.07
Less distributions:
Dividends from net investment
  income.......................      0.00        0.00        0.00        0.00        0.00
Distributions from net realized
  capital gains................      0.00        0.00        0.00        0.00        0.00
Total distributions............      0.00        0.00        0.00        0.00        0.00
Net asset value, end of
  period.......................    $14.45      $13.42      $12.00      $10.93      $10.07
Total return (not
  annualized)**................      7.68%      11.83%       9.79%       8.54%       0.70%
Ratios/supplemental data:
Net assets, end of period
  (000)........................  $261,881    $229,211    $172,326    $111,025      $1,600
Number of shares outstanding,
  end of period (000)..........    18,124      17,078      14,362      10,158         159
Ratios to average net assets
  (annualized):
Ratio of expenses to average
  net assets(1)................      0.96%       1.02%       1.00%       1.04%          0%
Ratio of net investment income
  to average net assets(2).....      6.59%       7.35%       6.23%       6.79%       0.29%
Portfolio turnover.............        88%        117%         94%         81%          0%
-------------------------------
(1) Ratio of expenses to
    average net assets prior to
    waived fees and reimbursed
    expenses...................       N/A         N/A         N/A         N/A         N/A
(2) Ratio of net investment
    income to average net
    assets prior to waived fees
    and reimbursed expenses....       N/A         N/A         N/A         N/A         N/A

---------------

 * The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Asset Allocation Fund ("IRA Asset Allocation Fund") of the Wells Fargo Investment Trust for Retirement Programs ("Trust") which was reorganized into the Asset Allocation Fund on January 2, 1992.

 + The Fund commenced operations on November 13, 1986.

** Total returns do not include any sales charges.

                                       9                              PROSPECTUS

                        U.S. GOVERNMENT ALLOCATION FUND
                    FOR A CLASS A SHARE OUTSTANDING AS SHOWN

                                      YEAR         YEAR         YEAR         YEAR
                                     ENDED        ENDED        ENDED        ENDED
                                    DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
                                      1994         1993         1992        1991*
                                    --------     --------     --------     --------
Net asset value, beginning of
  period..........................   $15.71       $15.41       $15.41       $13.14
Income from investment operations:
Net investment income.............     0.87         0.96         0.87         0.94
Net realized and unrealized
  capital gains/(losses) on
  investments.....................    (1.95)        1.69         0.04         1.33
Total from investment
  operations......................    (1.08)        2.65         0.91         2.27
Less distributions:
Dividends from net investment
  income..........................    (0.87)       (0.96)       (0.87)        0.00
Distributions from net realized
  capital gains...................     0.00        (1.39)       (0.04)        0.00
Total distributions...............    (0.87)       (2.35)       (0.91)        0.00
Net asset value, end of period....   $13.76       $15.71       $15.41       $15.41
Total return (not annualized)**...    (6.99)%      17.46%        6.30%       17.21%
Ratios/supplemental data:
Net assets, end of period (000)... $140,066     $283,206     $127,504      $30,098
Number of shares outstanding, end
  of period
  (000)...........................   10,177       18,031        8,272        1,954
Ratios to average net assets
  (annualized):
Ratio of expenses to average net
  assets(1).......................     1.01%        0.99%        1.00%        1.01%
Ratio of net investment income to
  average net assets(2)...........     5.94%        5.92%        6.06%        6.77%
Portfolio turnover................      112%         150%          33%         147%
----------------------------------
(1)  Ratio of expenses to average
     net assets prior to waived fees
     and reimbursed expenses........   1.08%        1.02%        1.08%         N/A
(2)  Ratio of net investment income
     to
     average net assets prior to
     waived fees and reimbursed
     expenses.......................   5.87%        5.89%        5.98%         N/A
---------------
  *  The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Fixed Income Strategy Fund ("IRA
     Fixed Income Strategy Fund") of the Trust which was reorganized into the U.S.
     Government Allocation Fund on January 2, 1992.
  +  The Fund commenced operations on March 31, 1987.
 **  Total returns do not include any sales charges.

PROSPECTUS                             10

                        U.S. GOVERNMENT ALLOCATION FUND
                    FOR A CLASS A SHARE OUTSTANDING AS SHOWN

                                               YEAR         YEAR         YEAR        PERIOD
                                              ENDED        ENDED        ENDED        ENDED
                                             DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
                                              1990*        1989*        1988*        1987*+
                                             --------     --------     --------     --------
Net asset value, beginning of period.....      $12.49       $11.05       $10.34       $10.00
Income from investment operations:
Net investment income....................        0.92         0.93         0.87         0.64
Net realized and unrealized capital
  gains/(losses)
  on investments.........................       (0.27)        0.51        (0.16)       (0.30)
Total from investment operations.........        0.65         1.44         0.71         0.34
Less distributions:
Dividends from net investment income.....        0.00         0.00         0.00         0.00
Distributions from net realized capital
  gains..................................        0.00         0.00         0.00         0.00
Total distributions......................        0.00         0.00         0.00         0.00
Net asset value, end of period...........      $13.14       $12.49       $11.05       $10.34
Total return (not annualized)**..........        5.20%       13.03%        6.87%        3.50%
Ratios/supplemental data:
Net assets, end of period (000)..........     $19,777      $14,367      $10,330       $7,469
Number of shares outstanding, end of
  period
  (000)..................................       1,505        1,151          935          722
Ratios to average net assets
  (annualized):
Ratio of expenses to average net
  assets(1)..............................        1.03%        1.05%        0.99%        0.99%
Ratio of net investment income to average
  net
  assets(2)..............................        7.34%        7.90%        8.04%        6.33%
Portfolio turnover.......................         558%          17%          42%          21%
-----------------------------------------
(1) Ratio of expenses to average net
    assets prior to waived fees and
    reimbursed expenses..................         N/A          N/A          N/A          N/A
(2) Ratio of net investment income to
   average net assets prior to waived
  fees and reimbursed expenses...........         N/A          N/A          N/A          N/A
---------------
  *  The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Fixed Income Strategy Fund ("IRA Fixed
     Income Strategy Fund") of the Trust which was reorganized into the U.S. Government
     Allocation Fund on January 2, 1992.
  +  The Fund commenced operations on March 31, 1987.
 **  Total returns do not include any sales charges.

                                       11                             PROSPECTUS

                               HOW THE FUNDS WORK

INVESTMENT OBJECTIVE AND POLICIES

ASSET ALLOCATION FUND

  The Asset Allocation Fund's investment objective is to seek over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. This investment objective is fundamental and cannot be changed without shareholder approval. As with all mutual funds, there can be no assurance that the Fund, which is a diversified portfolio, will achieve its investment objective. The Fund seeks to achieve its objective by pursuing an asset allocation strategy. This strategy is based upon the premise that these asset classes from time to time are undervalued or overvalued relative to each other by the market and that undervalued asset classes represent relatively better long-term, risk-adjusted investment opportunities. Timely, low-cost shifts among common stocks, U.S. Treasury bonds and money market instruments (as determined by their perceived relative overvaluation or undervaluation) can therefore produce attractive investment returns. Using this strategy, WFNIA regularly determines the appropriate mix of asset classes and the Fund's portfolio is periodically adjusted to achieve this mix.

  In determining the recommended mix, WFNIA uses an investment model developed over the past 17 years, which is presently used as a basis for managing large employee benefit trust funds and other institutional accounts. The Asset Allocation Model, which is proprietary to WFNIA, analyzes extensive financial data from numerous sources and recommends a portfolio allocation among common stocks, U.S. Treasury bonds and money market instruments. As further described in the "Prospectus Appendix - Additional Investment Policies," WFNIA bases its investment decisions on the Asset Allocation Model's recommendations. At any given time, substantially all of the Fund's assets may be invested in a single asset class and the relative allocation among the asset classes may shift significantly from time to time.

  The Asset Allocation Fund's assets will be invested as follows:

  Stock Investments. In making its stock investments, the Fund invests in the common stocks which comprise the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")* using, to the extent feasible, the same weighting formula used by that

---------------

  * The S&P 500 Index is an unmanaged index of stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are
    trademarks of McGraw-Hill, Inc. The Asset Allocation Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

PROSPECTUS                             12
  index. The Fund does not individually select common stocks on the basis of traditional investment analysis.

  Bond Investments. The Fund purchases U.S. Treasury bonds with maturities greater than 20 years. The bond portion of the Fund's portfolio is generally managed to attain an average maturity of between 22 and 28 years for the U.S. Treasury bonds held. This form of debt instrument has been selected by WFNIA because of the relatively low transaction costs of buying and selling U.S. Treasury bonds and because of the low default risk associated with such instruments.

  Money Market Investments. The money market instrument portion of the Fund's portfolio generally will be invested in high-quality money market instruments, including U.S. Government obligations, obligations of domestic and foreign banks, short-term corporate debt instruments and repurchase agreements.

  The portion of the Fund's portfolio invested in stocks is subject to equity market risk. Equity market risk is the possibility that common stock prices may decline over short or even extended periods. The portion of the Fund's portfolio invested in debt instruments is subject to interest rate risk and credit risk, but the Fund minimizes its exposure to credit risk by only purchasing U.S. Treasury bonds and high-quality money market instruments.

  A more complete description of the Asset Allocation Model, certain trading policies relating to the implementation of the model's recommendations, and the Fund's investments is contained in the "Prospectus Appendix - Additional Investment Policies" and in the SAI.

U.S. GOVERNMENT ALLOCATION FUND

  The U.S. Government Allocation Fund's investment objective is to seek over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. This investment objective is fundamental and cannot be changed without shareholder approval. As with all mutual funds, there can be no assurance that the Fund, which is a diversified portfolio, will achieve its investment objective. The Fund seeks to achieve its objective by pursuing a strategy of allocating and reallocating its investments among the following three classes of debt instruments: long-term U.S. Treasury bonds, intermediate-term U.S. Treasury notes, and short-term money market instruments. This strategy is based upon the premise that these asset classes from time to time are overvalued or undervalued relative to each other by the market and that undervalued asset classes represent relatively better long-term investment opportunities. Timely, low-cost shifts among such securities (as determined by their perceived relative overvaluation or undervaluation) can therefore produce attractive long-term investment returns. Using this strategy, WFNIA regularly determines the recommended mix of asset classes and the Fund's portfolio is

                                       13                             PROSPECTUS
periodically adjusted to achieve this mix. Under normal market conditions, the Fund will invest at least 65% of the value of its total assets in U.S. Government obligations.

  In determining the recommended mix, WFNIA uses an investment model which is presently used as a basis for managing large employee benefit trust funds and other institutional accounts. The model, which is proprietary to WFNIA, analyzes risk, correlation and expected return data and recommends a portfolio allocation among the three classes of debt instruments. As further described in the "Prospectus Appendix - Additional Investment Policies," WFNIA bases its investment decisions on the model's recommendations. At any given time, substantially all of the Fund's assets may be invested in a single asset class and the relative allocation among the asset classes may shift significantly from time to time. The Fund is not designed to profit from short-term market changes. Instead, it is designed for investors with investment horizons of five years and greater.

  The U.S. Government Allocation Fund's assets will be invested and reinvested in the following types of debt instruments:

  Long-Term Investments. The Fund purchases U.S. Treasury bonds with maturities greater than 20 years. This portion of the Fund's portfolio is generally managed to attain an average maturity of between 22 and 28 years.

  Intermediate-Term Investments. The Fund purchases U.S. Treasury notes with maturities generally ranging from 5 to 7 years. This portion of the Fund's portfolio is generally managed to attain an average maturity of approximately 6 years.

  Short-Term Investments. The Fund purchases short-term money market instruments with remaining maturities of one year or less. This portion of the Fund's portfolio may be invested in various types of short-term money market instruments, including U.S. Government obligations, commercial paper, bankers' acceptances, certificates of deposit, fixed time deposits, and repurchase agreements. Obligations of both domestic and foreign banks may be included.

  U.S. Government obligations have been selected by Wells Fargo Bank as the Fund's principal investments because of their relatively low purchase and sale transaction costs and because of the low default risk associated with them (i.e., they are issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises).

  A key component of the U.S. Government Allocation model is a set of assumptions concerning expected risk and return and investor attitudes toward risk, which are incorporated into the allocation decision. The principal inputs of financial data to the model currently are: (i) yields on 90-day U.S. Treasury bills, 5-year U.S. Treasury notes, and 30-year U.S. Treasury bonds; (ii) the expected statistical standard deviation in investment returns for each class of fixed income instrument; and (iii) the expected statistical correlation of investment return among the various classes of fixed income

PROSPECTUS                             14
instruments. Using these and other data, the model is run daily to determine the recommended allocation. The model's recommendations are presently implemented in 10% increments. Because the Fund may shift its investment allocations significantly from time to time, its performance may differ from funds which invest in one asset class or from funds with a constant mix of assets. The Fund is subject to interest rate risk and credit risk, but minimizes its exposure to credit risk by purchasing U.S. Treasury bonds and notes and high quality money market instruments.

  A more complete description of the model and the Fund's investments and investment activities is contained in the "Prospectus Appendix - Additional Investment Policies" and in the SAI.

PERFORMANCE

  The performance of each Class of shares of the Funds may be advertised in terms of average annual total return and yield. These performance figures are based on historical results and are not intended to indicate future performance.

  Average annual total return of the shares of a Class of a Fund is based on the overall dollar or percentage change in value of a hypothetical investment in the Class and assumes that all dividends and capital gain distributions are reinvested in shares of that Class. The standardized average annual total return for Class A Shares is calculated assuming you have paid the maximum sales charge, and for Class B Shares is calculated on a one-year investment assuming you have paid the maximum contingent deferred sales charge, on your hypothetical investment. In addition to presenting a standardized total return, at times, each Class also may present nonstandardized total returns, yields and distribution rates for purposes of sales literature. For example, the performance figure of a Class may be calculated on the basis of an investment at the net asset value per share or at net asset value per share plus a reduced sales charge (see "Investing in the Funds -- How To Buy Shares"), rather than the public offering price per share. In this case, the figure might not reflect the effect of the sales charge that you may have paid.

  The yield of the shares of each Class of shares of the Funds is calculated by dividing the net investment income per Class share earned during a specified period (usually 30 days) for Class A Shares by its public offering price per share (which includes the maximum sales charge), or for Class B Shares by its net asset value (which does not include the maximum contingent deferred sales charge), on the last day of such period and annualizing the result.

  Because of differences in the fees and/or expenses borne by Class B Shares of the Funds, the net performance quotations on such shares can be expected, at any given time, to be lower than the net performance quotations on Class A Shares. Standardized performance quotations are computed separately for Class A Shares and Class B Shares.

                                       15                             PROSPECTUS

  Additional information about the performance of each Fund is contained in the Annual Report for each Fund. The Annual Reports may be obtained free of charge by calling the Company at 800-222-8222.

                            THE FUNDS AND MANAGEMENT

  The Funds are two of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of nine other series: the California Tax-Free Bond Fund, the California Tax-Free Income Fund, the California Tax-Free Money Market Mutual Fund, the Corporate Stock Fund, the Diversified Income Fund, the Ginnie Mae Fund, the Growth and Income Fund, the Money Market Mutual Fund and the Short-Intermediate U.S. Government Income Fund. The Board of Directors of the Company supervises the Funds' activities and monitors their contractual arrangements with various service-providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be requested for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing a Fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by series or Class, unless otherwise required by law (such as when the voting matter affects only one series or Class). As a shareholder of a Fund, you receive one vote for each share you own and fractional votes for fractional shares owned. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the Funds' SAIs.

  Wells Fargo Bank is the Funds' investment adviser and transfer and dividend disbursing agent. In addition, Wells Fargo Bank is a Shareholder Servicing Agent of the Funds and a Selling Agent under Selling Agreements with the Funds' distributor. Wells Fargo Bank, one of the ten largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of June 30, 1995, Wells Fargo Bank provided investment advisory services for approximately $28 billion of assets of individuals, trusts, estates and institutions. As of June 30, 1995, various divisions and affiliates of Wells Fargo Bank (including WFNIA) provided investment advisory services for approximately $211 billion of assets of individuals, trusts, estates and institutions. As of June 30, 1995, WFNIA managed or advised approximately $183 billion in assets. Wells Fargo Bank also serves as the investment adviser to the other separately managed series of the Company, and to six other registered, open-end, management investment companies, which consist of several separately managed investment portfolios. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94163.

  WFNIA, located at 45 Fremont Street, San Francisco, California 94105, is a sub-adviser to the Funds, and its subsidiary serves as the Funds' custodian. WFNIA is a general partnership owned 50% by a wholly owned subsidiary of Wells Fargo Bank and 50% by a

PROSPECTUS                             16
subsidiary of The Nikko Securities Co., Ltd., a Japanese investment firm. As of December 31, 1994, WFNIA managed over $14 billion using the Asset Allocation Model. WFNIA also serves as the sub-adviser to some of the other separately managed series of the Company, and as investment adviser to other registered, open-end, management investment companies.

  On June 21, 1995, Wells Fargo & Co. and The Nikko Securities Co., Ltd. signed a definitive agreement to sell their joint venture interest in Wells Fargo Nikko Investment Advisors ("WFNIA") to Barclays PLC of the U.K. The sale, which is subject to the approval of appropriate regulatory authorities, is expected to close in the fourth quarter of 1995.

  Barclays is the largest clearing Bank in the U.K., with $259 billion in total assets. Barclays has announced its intention to combine WFNIA with the quantitative group of BZW Asset Management ("BZWAM"), its international asset management arm. BZWAM is the largest quantitative fund manager in Europe, with approximately $32 billion of quantitative funds under management, as of March 31, 1995. The BZW Division of Barclays, of which BZWAM forms a part, is the investment banking arm of Barclays and offers a full range of investment banking, capital markets and asset management services.

  Under the Investment Company Act of 1940, this proposed change of control of WFNIA would result in assignment and termination of the current Sub-Investment Advisory Agreements between WFNIA, Wells Fargo Bank and the Funds. Subject to the approval of the Company's Board of Directors, it is contemplated that a special meeting of shareholders of the Funds will be convened to consider a new Sub-Investment Advisory Agreement with WFNIA, which will become effective only upon the change of control of WFNIA. It is not anticipated that the proposed change of control will change the investment objective of overall investment strategy of the Funds.

  Stephens is the Funds' sponsor and administrator, and distributes the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

                                       17                             PROSPECTUS

                             INVESTING IN THE FUNDS

OPENING AN ACCOUNT

  You can buy shares in either Fund in one of the several ways described below. You must complete and sign an Account Application to open an account. Additional documentation may be required from corporations, associations and certain fiduciaries. Do not mail cash. If you have any questions or need extra forms, you may call 800-222-8222.

  After an application has been processed and an account has been established, subsequent purchases of different funds of the Company under the same umbrella account do not require the completion of additional applications. A separate application must be processed for each different umbrella account number (even if the registration is the same). Call the number on your confirmation statement to obtain information about what is required to change registration.

  To invest in the Funds through a tax-deferred retirement plan, please contact a Shareholder Servicing Agent or a Selling Agent to receive information and the required separate application. See "Tax-Deferred Retirement Plans" below.

  The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from you or your representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

SHARE VALUE

  The value of a share of a Class of the Funds is its "net asset value," or NAV. The NAV of a share of each Class of the Asset Allocation Fund or U.S. Government Allocation Fund is the value of total net assets attributable to such Class divided by the number of outstanding shares of that Class. The value of the net assets per Class is determined daily by adjusting the net assets per Class at the beginning of the day by the value of each Class's shareholder activity, net investment income and net realized and unrealized gains or losses for that day. Net investment income is calculated each day for each Class by attributing to each Class a pro rata share of daily income and common expenses, and by assigning class-specific expenses to each Class as appropriate. The NAV of each Class is expected to fluctuate daily.

  The Funds are open for business each day the New York Stock Exchange ("NYSE") is open for trading ("Business Day"). Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE is closed on the weekday immediately before or after such Holiday. Wells Fargo Bank calculates the NAV of each Class of the Funds each Business Day as

PROSPECTUS                             18
of the close of regular trading on the NYSE (referred to hereafter as "the close of the NYSE"), which is currently 1:00 p.m. (Pacific time).

  Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, the Funds' other assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by the Company's Board of Directors. Prices used for such valuations may be provided by independent pricing services.

HOW TO BUY SHARES

  Shares of each Fund are offered continuously at the applicable offering price (the NAV plus the applicable sales charge) next determined after a purchase order is received in the form specified for the purchase method being used, as described in the following sections. Payment for shares purchased through a Selling Agent will not be due from the Selling Agent until the settlement date. The settlement date normally is three Business Days after the order is placed. It is the responsibility of the Selling Agent to forward payment for shares being purchased to a Fund promptly. Payment must accompany orders placed directly through the Transfer Agent.

  Payments for shares of each Class of a Fund will be invested in full and fractional shares of such Class at the applicable offering price. If shares are purchased by a check which does not clear, the Company reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. In addition, the Funds may hold payment on any redemption until reasonably satisfied that your investments made by check have been collected (which may take up to 15 days). The Company reserves the right to reject any purchase order or suspend sales at any time.

  The minimum initial investment is $100 by the AutoSaver Plan purchase method (described below), $250 for any tax-sheltered retirement account for which Wells Fargo Bank serves as trustee or custodian under a prototype trust approved by the Internal Revenue Service ("IRS") (a "Plan Account") and $1,000 by all other methods or for all other investors. All subsequent investments must be at least $100. If you have questions regarding purchases of shares, please contact the Company at 800-222-8222, or a Shareholder Servicing Agent or Selling Agent.

SALES CHARGES

  Set forth below is a Front-end Sales Charge Schedule listing the front-end sales charges applicable to purchases of Class A Shares of the Funds. As shown below, reductions in the rate of front-end sales charges ("Volume Discounts") are available as you purchase additional shares (other than Class B Shares). You should consider the front-end sales charge information set forth below and the other information contained in this Prospectus when making your investment decisions.

                                       19                             PROSPECTUS

   The following is the Front-end Sales Charge Schedule for purchasing Class A Shares of each Fund:

                          FRONT-END          FRONT-END
                         SALES CHARGE      SALES CHARGE      DEALER ALLOWANCE
                           AS % OF          AS % OF NET          AS % OF
   AMOUNT OF PURCHASE   OFFERING PRICE    AMOUNT INVESTED     OFFERING PRICE
--------------------------------------    ---------------    ----------------
Less than $50,000.......      4.50%             4.71%               4.00%
$ 50,000 up to
  $ 99,999..............      4.00              4.17                3.55
$100,000 up to
  $249,999..............      3.50              3.63                3.125
$250,000 up to
  $499,999..............      3.00              3.09                2.65
$500,000 up to
  $999,999..............      2.00              2.04                1.75
$1,000,000 and over.....      1.00              1.01                0.85

  Class B Shares of the Fund are not subject to a front-end sales charge. However, Class B Shares which are redeemed within one, two, three or four years from the receipt of a purchase order affecting such shares will be subject to a contingent deferred sales charge equal to 3.00%, 2.00%, 1.00% and 1.00%, respectively, of the dollar amount equal to the lesser of the NAV at the time of purchase of the shares being redeemed or the NAV of such shares at the time of redemption. See "Investing in the Funds - Contingent Deferred Sales
Charges - Class B Shares."

  A Selling Agent or Servicing Agent and any other person entitled to receive compensation for selling or servicing shares may receive different compensation for selling or servicing Class A Shares as compared with Class B Shares.

  If Class A Shares are purchased through a Selling Agent, Stephens reallows the portion of the front-end sales charge shown above as the Dealer Allowance. Stephens also compensates Selling Agents for sales of Class B Shares, and is then reimbursed out of applicable Rule 12b-1 Fees and contingent deferred sales charges applicable to such shares. In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. When shares are purchased directly through the Transfer Agent and no Selling Agent is involved with the purchase, the entire front-end sales charge is paid to Stephens.

REDUCED SALES CHARGE

  Volume Discounts

  The Volume Discounts described in the Front-end Sales Charge Schedule are available to you based on the combined dollar amount you invest in shares of one or more of the Company's funds which assess a front-end sales charge (the "Load Funds"). Since

PROSPECTUS                             20

Class B Shares are not subject to front-end sales charges, you may not consider the amount of any Class B Shares you hold in determining any Volume Discount.

  Right of Accumulation

  The Right of Accumulation allows you to combine the amount you invest in Class A Shares of a Fund with the total NAV of shares (other than Class B Shares) in any of the Load Funds to determine reduced front-end sales charges in accordance with the above Front-end Sales Charge Schedule. In addition, you also may combine the total NAV of shares (other than Class B Shares) which you currently have invested in any other mutual fund that assesses a front-end sales charge and is advised by Wells Fargo Bank and sponsored by Stephens. For example, if you own Class A Shares of the Load Funds with an aggregate NAV of $90,000 and you invest an additional $20,000 in Class A Shares of a Fund, the front-end sales charge on the additional $20,000 investment would be 3.50% of the applicable offering price. To obtain such discount, you must provide sufficient information at the time of your purchase to verify that your purchase qualifies for the reduced front-end sales charge. Confirmation of the order is subject to such verification. The Right of Accumulation may be modified or discontinued at any time without prior notice with respect to all subsequent shares purchased.

  Letter of Intent

  A Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period at a reduced front-end sales charge based on the total amount of Class A Shares you intend to purchase plus the total NAV of shares (other than Class B Shares) in any of the Load Funds you already own. Each investment in Class A Shares that you make during the period may be made at the reduced front-end sales charge that is applicable to the total amount you intend to invest. If you do not invest the total amount within the period, you must pay the difference between the higher front-end sales charge rate that would have been applied to the purchases you made and the reduced sales charge rate you have paid. The minimum initial investment for a Letter of Intent is 5% of the total amount you intend to purchase, as specified in the Letter. Shares of a Fund equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, a sufficient amount of escrowed shares will be redeemed for payment of the additional front-end sales charge. Dividend and capital gains paid on such shares held in escrow will be reinvested in additional Fund shares.

  Reinvestment

  You may reinvest proceeds from a redemption of Class A Shares in Class A Shares of a Fund or in shares of another of the Company's funds registered in your state of residence at NAV, without a front-end sales charge, within 120 days after your redemption. However, if the other investment portfolio charges a front-end sales charge that is

                                       21                             PROSPECTUS
higher than the sales load that you have paid in connection with the Class A Shares you have redeemed, you must pay the difference between the dollar amount of the two front-end sales charges. You may reinvest at this NAV price up to the total amount of the redemption proceeds. A written purchase order for the shares must be delivered to the Company, a Selling Agent, a Shareholder Servicing Agent, or the Transfer Agent at the time of reinvestment.

  If you realized a gain on your redemption, your reinvestment would not alter the amount of any federal capital gains tax you pay on the gain. If you realized a loss on your redemption, your reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares you purchase by reinvestment and the period of time that elapses after the redemption although, for tax purposes, the amount disallowed is added to the cost of the shares you acquire upon the reinvestment.

  Reductions for Families or Fiduciaries

  Reductions in front-end sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

  Waivers for Investments of Proceeds From Other Investments

  Purchases may be made at NAV, without a front-end sales charge, to the extent that: (i) you are investing proceeds from a redemption of shares of another open-end investment company or (ii) you are investing proceeds from a redemption of units of a unit investment trust sold through Wells Fargo Securities Inc. on which you paid a front-end sales charge; (iii) such redemption occurred within thirty (30) days prior to the date of the purchase order; and (iv) such other investment company or trust is distributed and advised by entities other than Stephens and Wells Fargo Bank, respectively, or their affiliates. You must notify the Fund and/or the Transfer Agent at the time you place such purchase order of your eligibility for the waiver of front-end sales charges and provide satisfactory evidence thereof (e.g., a confirmation of the redemption).

  Reductions for Qualified Groups

  Reductions in front-end sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Class A Shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the Investment Company Act of 1940 ("1940 Act"), which has been in existence for more than six months and which has a primary purpose other than acquiring shares of a Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who

PROSPECTUS                             22
directly or indirectly owns, controls or has the power to vote 5% or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote 5% or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase shares at a reduced sales load must provide evidence satisfactory to the Transfer Agent of the existence of a bona fide qualified group and their membership therein.

  Waivers for Certain Parties

  Class A Shares of a Fund may be purchased at NAV, without a front-end sales charge, by directors, officers and employees (and their spouses and children under the age of 21) of the Company, Stephens, its affiliates and Selling Agents. Class A Shares of a Fund also may be purchased at NAV, without a front-end sales charge, by present and retired directors, officers and employees (and their spouses and children under the age of 21) of Wells Fargo Bank and its affiliates if Wells Fargo Bank and/or the respective affiliates agree. Class A Shares of a Fund also may be purchased at NAV, without a front-end sales charge, by employee benefit and thrift plans for such persons and by any investment advisory, trust or other fiduciary account, including a Plan Account, that is maintained, managed or advised by Wells Fargo Bank or its affiliates ("Fiduciary Accounts"). In addition, you may purchase Class A Shares of a Fund at NAV, without a front-end sales charge, with proceeds from a required minimum distribution from any Individual Retirement Account ("IRA"), Simplified Employee Pension Plan or other self-directed retirement plan for which Wells Fargo Bank serves as trustee, provided that the proceeds are invested in the Funds within 30 days of such distribution and such distribution is required as a result of reaching age 70 1/2.

CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES

  Class B Shares of the Funds are not subject to front-end sales charges but may be subject to contingent deferred sales charges. Class B Shares which are redeemed within one, two, three or four years from the receipt of a purchase order for such shares will be subject to a contingent deferred sales charge equal to 3.00%, 2.00%, 1.00% and 1.00%, respectively, of the dollar amount equal to the lesser of the NAV at the time of purchase of the shares being redeemed or the NAV of such shares at the time of redemption. Accordingly, a contingent deferred sales charge will not be imposed on amounts representing increases in NAV above the NAV at the time of purchase. Contingent deferred sales charges will not be assessed on Class B Shares purchased through reinvestment of dividends or capital gains distributions. Class B Shares automatically convert into Class A Shares of the same Fund six years after the end of the month in which such Class B Shares were acquired.

                                       23                             PROSPECTUS

  The amount of a contingent deferred sales charge, if any, paid upon redemption of Class B Shares is determined in a manner designed to result in the lowest sales charge rate being assessed. When a redemption request is made, Class B Shares acquired pursuant to the reinvestment of dividends and capital gain distributions are considered to be redeemed first. After this, Class B Shares are considered redeemed on a first-in, first-out basis so that Class B Shares held for a longer period of time are considered redeemed prior to more recently acquired Class B Shares. For a discussion of the interaction between the optional Exchange Privilege and contingent deferred sales charges on Class B Shares, see "Additional Shareholder Services - Exchange Privilege."

  Contingent deferred sales charges are waived on redemptions of Class B Shares of a Fund (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached age 70 1/2, (iii) effected pursuant to the Company's right to liquidate a shareholder's account if the aggregate net asset value of the shareholder's account is less than the minimum account size, or (iv) in connection with the combination of the Company with any other registered investment company by a merger, acquisition of assets, or by any other transaction.

  In deciding whether to purchase Class A or Class B Shares, you should compare the fees assessed on Class A Shares (including front-end sales charges) against those assessed on Class B Shares (including potential contingent deferred sales charges and higher Rule 12b-1 fees than Class A Shares) in light of the amount to be invested and the anticipated time that the shares will be owned.

  You may buy shares of the Funds on any Business Day by any of the methods described below.

INITIAL PURCHASES BY WIRE

1. Complete an Account Application.

2. Instruct the wiring bank to transmit the specified amount in federal funds ($1,000 or more) to:

   Wells Fargo Bank, N.A.
   San Francisco, California
   Bank Routing Number: 121000248
   Wire Purchase Account Number: 4068-000587
   Attention: Stagecoach Funds (Name of Fund) (designate Class A or B) Account Name(s): Name(s) in which to be registered
   Account Number: (if investing into an existing account)

PROSPECTUS                             24

3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the Transfer Agent before an account can be opened:

   Wells Fargo Bank, N.A.
   Stagecoach Shareholder Services
   P.O. Box 7066
   San Francisco, California 94120-7066
   Telefacsimile: 1-415-543-9538

4. Share purchases are effected at the public offering price or, in the case of Class B Shares, at the NAV next determined after the Account Application is received and accepted.

INITIAL PURCHASES BY MAIL

1. Complete an Account Application. Indicate the services to be used.

2. Mail the Account Application and a check for $1,000 or more payable to "Stagecoach Funds (Name of Fund) (designate Class A or B)," to the address above.

3. Share purchases are effected at the public offering price or, in the case of Class B Shares, at the NAV next determined after the Account Application is received and accepted.

AUTOSAVER PLAN PURCHASES

  The Company's AutoSaver Plan provides you with a convenient way to establish and automatically add to a Fund account on a monthly basis. To participate in the AutoSaver Plan, you must specify an amount ($100 or more) to be withdrawn automatically by the Transfer Agent on a monthly basis from an account with a bank, which is designated in your Account Application and which is approved by the Transfer Agent ("Approved Bank"). Wells Fargo Bank is an Approved Bank. The Transfer Agent withdraws and uses this amount to purchase specified Fund shares on your behalf on or about the fifth Business Day of each month. There are no separate fees charged to you by the Funds for participating in the AutoSaver Plan.

  You may change your investment amount, suspend purchases or terminate your election at any time by providing notice to the Transfer Agent at least five Business Days prior to any scheduled transaction.

TAX-DEFERRED RETIREMENT PLANS

  You may be entitled to invest in the Funds through a Plan Account or other tax-deferred retirement plan. Contact a Shareholder Servicing Agent (such as Wells Fargo Bank) or a Selling Agent for materials describing Plan Accounts available through it, and

                                       25                             PROSPECTUS
the benefits, provisions, and fees of such Plan Accounts. The minimum initial investment amount for Fund shares acquired through a Plan Account is $250.

  Pursuant to the Code, individuals who are not active participants (and who do not have a spouse who is an active participant) in certain types of retirement plans ("qualified retirement plans") may deduct contributions to an IRA, up to specified limits. Investment earnings in the IRA will be tax-deferred until withdrawn, at which time the individual may be in a lower tax bracket.

  The maximum annual deductible contribution to an IRA for individuals under age 70 1/2 is 100% of includible compensation up to a maximum of (i) $2,000 for single individuals; (ii) $4,000 for a married couple when both spouses earn income; and (iii) $2,250 when one spouse earns, or elects for IRA purposes to be treated as earning, no income (together, the "IRA contribution limits").

  The IRA deduction is also available for single individual taxpayers and married couples who are active participants in qualified retirement plans but who have adjusted gross incomes which do not exceed certain specified limits. If their adjusted gross income exceeds these limits, the amount of the deductible contribution may be phased down and eventually eliminated.

  Any individual who works may make nondeductible contributions to an IRA in addition to any deductible contributions. Total aggregate deductible and nondeductible contributions are limited to the IRA contribution limits discussed above. Nondeductible contributions in excess of the applicable IRA contribution limit are "nondeductible excess contributions." In addition, contributions made to an IRA for the year in which an individual attains the age of 70 1/2, or any year thereafter, are also nondeductible excess contributions. Nondeductible excess contributions are subject to a 6% excise tax penalty which is charged each year that the nondeductible excess contribution remains in the IRA.

  An employer also may contribute to an individual's IRA by establishing a Simplified Employee Pension Plan through a Shareholder Servicing Agent or a Selling Agent, known as a SEP-IRA. Participating employers may make an annual contribution in an amount up to the lesser of 15% of earned income or $30,000, subject to certain provisions of the Code. Investment earnings will be tax-deferred until withdrawn.

  The foregoing discussion regarding IRAs is based on the Code and regulations in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for careful tax planning. Investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further federal tax information is contained under the heading "Taxes" in this Prospectus and in the SAI.

PROSPECTUS                             26

  A Shareholder Servicing Agent or Selling Agent also may offer other types of tax-deferred or tax-advantaged plans, including a Keogh retirement plan for self-employed professional persons, sole proprietors and partnerships.

  Application materials for opening a tax-deferred retirement plan can be obtained from a Shareholder Servicing Agent or a Selling Agent. Return your completed tax-deferred retirement plan application to your Shareholder Servicing Agent or a Selling Agent for approval and processing. If your tax-deferred retirement plan application is incomplete or improperly filled out, there may be a delay before a Fund account is opened. You should ask your Shareholder Servicing Agent or Selling Agent about the investment options available to your tax-deferred retirement plan, since some of the funds in the Stagecoach Family of Funds may be unavailable as options. Moreover, certain features described herein, such as the AutoSaver Plan and the Systematic Withdrawal Plan, may not be available to individuals or entities who invest through a tax-deferred retirement plan.

ADDITIONAL PURCHASES

  You may make additional purchases of $100 or more by instructing a Fund's Transfer Agent to debit an Approved Bank account designated in your Account Application, by wire by instructing the wiring bank to transmit the specified amount as directed above for initial purchases, or by mail with a check payable to "Stagecoach Funds (Name of Fund) (designate Class A or B)" to the address set forth in "Initial Purchases by Wire". Write your Fund account number on the check and include the detachable stub from your Statement of Account or a letter providing your Fund account number.

PURCHASES THROUGH SELLING AGENTS

  You may place a purchase order for Class A or Class B Shares of a Fund through a broker/dealer or financial institution which has entered into a Selling Agreement with Stephens, as the Funds' Distributor ("Selling Agent"). If your order is placed by the close of the NYSE, the purchase order generally will be executed on the same day if the order is received by the Transfer Agent before the close of business. If your purchase order is received by a Selling Agent after the close of the NYSE or by the Transfer Agent after the close of business, then your purchase order will be executed on the next Business Day following the day your order is placed. The Selling Agent is responsible for the prompt transmission of your purchase order to the Fund. Because payment for shares of the Funds will not be due until settlement date, the Selling Agent might benefit from temporary use of your payment. A financial institution acting as a Selling Agent, Shareholder Servicing Agent, or in certain other capacities, may be required to register as a dealer pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.

                                       27                             PROSPECTUS

PURCHASES THROUGH SHAREHOLDER SERVICING AGENTS

  Purchase orders for Class A or Class B Shares of the Funds may be transmitted to the Transfer Agent through any entity that has entered into a Shareholder Servicing Agreement with the Fund ("Shareholder Servicing Agent"), such as Wells Fargo Bank. See "Management and Servicing Fees -- Shareholder Servicing Agent."

  The Shareholder Servicing Agent may transmit a purchase order to the Transfer Agent, on your behalf, including a purchase order for which payment is to be transferred from an account with an Approved Bank or wired from a financial institution. If your order is transmitted by the Shareholder Servicing Agent, on your behalf, to the Transfer Agent before the close of the NYSE, the purchase order generally will be executed on the same day. If your Shareholder Servicing Agent transmits your purchase order to the Transfer Agent after the close of the NYSE, then your order will be executed on the next Business Day following the day your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your purchase order to the Transfer Agent.

STATEMENTS AND REPORTS

  The Funds, or a Shareholder Servicing Agent on their behalf, will typically send you a confirmation or statement of your account after every transaction that affects your share balance or your Fund account registration. A statement with tax information will be mailed to you by January 31 of each year, and also will be filed with the IRS. At least twice a year, you will receive financial statements.

                                   DIVIDENDS

  The Asset Allocation Fund intends to declare a quarterly dividend and the U.S. Government Allocation Fund intends to declare a daily dividend of substantially all of their respective net investment income to shareholders of record. Dividends declared by the U.S. Government Allocation Fund in a month generally are paid on the last Business Day of each month to shareholders of record. With regard to the U.S. Government Allocation Fund, dividends for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day. The Funds will distribute any capital gains at least annually. You have several options for receiving dividends and capital gain distributions. They are discussed under "Additional Shareholder Services - Dividend and Distribution Options."

  Dividends and capital gain distributions will have the effect of reducing the NAV per share by the amount distributed. Although a distribution paid to you on newly issued shares shortly after your purchase would represent, in substance, a return of your capital, the distribution would consist of net investment income and, accordingly, would be taxable to you as ordinary income.

PROSPECTUS                             28

  Net investment income available for distribution to the holders of Class B Shares is reduced by the amount of the higher Rule 12b-1 Fee payable on such shares. Other expenses, such as state securities registration fees and transfer agency fees, that are attributable to a particular class also may affect the relative dividends and/or capital gains distributions of Class A Shares and Class B Shares.

                              HOW TO REDEEM SHARES

  You may redeem all or a portion of your shares in a Fund on any Business Day. Your shares will be redeemed at the next NAV calculated after the Funds have received your redemption request in proper form. Redemption proceeds may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal and state income tax purposes. The Funds ordinarily will remit redemption proceeds, net of any contingent deferred sales charge applicable with respect to Class B Shares (the "net redemption proceeds"), within seven days after your redemption order is received in proper form, unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by a Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of such Fund. In addition, a Fund may hold payment on your redemptions until reasonably satisfied that your investments made by check have been collected (which can take up to 15 days from the purchase date). To ensure acceptance of your redemption request, please follow the procedures described below. Although it is not the Funds' current intention, the Funds may make payment of redemption proceeds in securities if conditions warrant, subject to regulation by some state securities commissions. In addition, the Funds reserve the right to impose charges for wiring redemption proceeds.

  Due to the high cost of maintaining Fund accounts with small balances, the Funds reserve the right to close your account and send you the proceeds if the balance falls below the applicable minimum balance because of a redemption (including a redemption of shares of a Fund after an investor has made only the applicable minimum initial investment). However, you will be given 30 days' notice to make an additional investment to increase your account balance to an amount equal to or greater than the applicable minimum balance. Plan Accounts are not subject to minimum Fund account balance requirements. For a discussion of applicable minimum balance requirements, see "Investing in the Funds - How To Buy Shares."

REDEMPTIONS BY TELEPHONE

  Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you specifically decline the privileges. Telephone

                                       29                             PROSPECTUS
redemption privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. The Company will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTIONS BY MAIL

1. Write a letter of instruction. Indicate the Class and the dollar amount or number of Fund shares you want to redeem. Refer to your Fund account number and give your social security or taxpayer identification number (where applicable).

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

3. Signature guarantees are not required for redemption requests unless redemption proceeds of $5,000 or more are to be paid to someone other than yourself at your address of record or your designated Approved Bank account, or other unusual circumstances exist which cause the Transfer Agent to determine that a signature guarantee is necessary or prudent to protect against unauthorized redemption requests. If required, a signature must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

4. Mail your letter to the Transfer Agent at the mailing address set forth under "Investing in the Funds - Initial Purchases by Wire."

  Unless other instructions are given in proper form, a check for your net redemption proceeds will be sent to your address of record.

EXPEDITED REDEMPTIONS BY MAIL OR TELEPHONE

  You may request an expedited redemption of shares of a Fund by letter, in which case your receipt of redemption proceeds, but not the Fund's receipt of your redemption request, would be expedited. In addition, you also may request an expedited redemption of shares of a Fund by telephone on any Business Day, in which case both your receipt of redemption proceeds and the Fund's receipt of your redemption request would be expedited. You may request expedited redemption by telephone only if the total value of the shares redeemed is $100 or more.

PROSPECTUS                             30

  You may request expedited redemption by telephone by calling the Transfer Agent at the telephone number listed on your transaction confirmation or by calling 800-222-8222.

  You may request expedited redemption by mail by mailing your expedited redemption request to the Transfer Agent at the mailing address set forth under "Investing in the Funds - Initial Purchases by Wire."

  Upon request, net redemption proceeds of your expedited redemptions of $5,000 or more will be wired or credited to an Approved Bank account designated in your Account Application or wired to the Selling Agent designated in your Account Application. The Company reserves the right to impose a charge for wiring redemption proceeds. When proceeds of your expedited redemption are to be paid to someone else, to an address other than that of record, or to an account with an Approved Bank or Selling Agent that you have not predesignated in your Account Application, your expedited redemption request must be made by letter and the signature(s) on the letter may be required to be guaranteed, regardless of the amount of the redemption. If your expedited redemption request is received by the Transfer Agent by the close of the NYSE on a Business Day, your redemption proceeds will be transmitted to your designated account with an Approved Bank or Selling Agent on the next Business Day (assuming your investment check has cleared as described above), absent extraordinary circumstances. Such extraordinary circumstances could include those described above as potentially delaying redemptions, and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds. A check for the net redemption proceeds will be mailed to your address of record or, at your election, credited to an Approved Bank account designated in your Account Application.

  During periods of drastic economic or market activity or changes, you may experience problems implementing an expedited redemption by telephone. In the event you are unable to reach the Transfer Agent by telephone, you should consider using overnight mail to implement an expedited redemption. The Funds reserve the right to modify or terminate the expedited telephone redemption privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN

  The Company's Systematic Withdrawal Plan provides you with a convenient way to redeem Fund shares from your account and have the net redemption proceeds distributed to you on a monthly basis. You may participate in the Systematic Withdrawal Plan only if you have a Fund account valued at $10,000 or more as of the date of your election to participate, your dividends and capital gain distributions are being reinvested automatically and you are not participating in the AutoSaver Plan at any time while participating in the Systematic Withdrawal Plan. You specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your

                                       31                             PROSPECTUS

Approved Bank account designated in the Account Application. The Transfer Agent redeems sufficient shares and mails or deposits your net redemption proceeds as instructed on or about the fifth Business Day prior to the end of each month. There are no separate fees charged to you by the Funds for participating in the Systematic Withdrawal Plan. However, you should not participate in the Systematic Withdrawal Plan if you also are purchasing shares of the same Fund that are subject to a sales charge.

  You may change your withdrawal amount, suspend withdrawals or terminate your election at any time by notifying the Transfer Agent at least ten Business Days prior to any scheduled transaction. Your participation in the Systematic Withdrawal Plan will be terminated automatically if your Fund account is closed or, in some cases, if your Approved Bank account is closed.

REDEMPTIONS THROUGH SELLING AGENTS

  If your redemption order is received by a Selling Agent before the close of the NYSE and received by the Transfer Agent before the close of business on the same day, the order will be executed at the NAV determined as of the close of the NYSE on that day. If your redemption order is received by a Selling Agent after the close of the NYSE, or not received by the Transfer Agent prior to the close of business, your order will be executed at the NAV determined as of the close of the NYSE on the next Business Day. The Selling Agent is responsible for the prompt transmission of your redemption order to the Funds.

  Unless you have made other arrangements with the Selling Agent, and the Transfer Agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through a Selling Agent will be credited to an account with an Approved Bank that you have designated in your Account Application. If no such account is designated, a check for the net redemption proceeds will be mailed to your address of record or, if such address is no longer valid, the net redemption proceeds will be credited to your account with the Selling Agent. You may request a check from the Selling Agent or may elect to retain the net redemption proceeds in such account. The Selling Agent may charge you a service fee. In addition, the Selling Agent may benefit from the use of your redemption proceeds until the check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS

  You may request a redemption of shares of a Fund through your Shareholder Servicing Agent. Any redemption request made by telephone through your Shareholder Servicing Agent must redeem shares with a total value equal to $100 or more. If your redemption order is transmitted by the Shareholder Servicing Agent, on your behalf, to the Transfer Agent before the close of the NYSE, the redemption order will be executed at the NAV determined as of the close of the NYSE on that day. If your Shareholder Servicing Agent transmits your redemption order to the Transfer Agent after the close of the NYSE, then

PROSPECTUS                             32
your order will be executed on the next Business Day following the date your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your redemption order to the Funds.

  Unless you have made other arrangements with your Shareholder Servicing Agent, and the Transfer Agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through your Shareholder Servicing Agent will be credited to an account with the Approved Bank that you have designated in the Account Application. If no such account is designated, a check for the net redemption proceeds will be mailed to your address of record or, if such address is no longer valid, the net redemption proceeds will be credited to your account with your Shareholder Servicing Agent or to another account designated in your agreement with your Shareholder Servicing Agent.

                        ADDITIONAL SHAREHOLDER SERVICES

  The Company offers you a number of optional services. As noted above, you can take advantage of the AutoSaver Plan, Tax-Deferred Retirement Plans, the Systematic Withdrawal Plan, and Expedited Redemptions by Letter and Telephone. In addition, the Funds offer you several dividend and distribution payment options and an exchange privilege, which are described below. If you have any questions about the dividend and distribution payment options available to you, please call 800-222-8222.

DIVIDEND AND DISTRIBUTION OPTIONS

  When you fill out your Account Application, you can choose from the following dividend and distribution options:

  A. The Automatic Reinvestment Option provides for the reinvestment of your dividends and capital gain distributions in additional shares of the same Class of the Fund which paid such dividends or capital gain distributions. Dividends and distributions declared in a month generally are reinvested at NAV on the last Business Day of such month. You are assigned this option automatically if you make no choice on your Account Application.

  B. The Fund Purchase Option lets you use your dividends and/or capital gain distributions from the Funds to purchase, at NAV, shares of another fund in the Stagecoach Family of Funds with which you have an established account that has met the applicable minimum initial investment requirement. Dividends and distributions paid on Class A or Class B Shares may be invested in Class A or Class B Shares, respectively, of another fund, in Retail Shares of another fund, in Class A Shares of the Money Market Mutual Fund or in shares of the California Tax-Free Money Market Mutual Fund (the Money Market Mutual Fund and California Tax-Free Money Market Mutual Fund are, collectively, the Money Market Mutual Funds.). Dividends and distributions paid on

                                       33                             PROSPECTUS

Class A Shares may also be invested in shares of a non-money market fund of the Stagecoach Family of Funds with a single class of shares (a "single class fund"). Dividends and distributions paid on Class B Shares may not be invested in shares of a single class fund.

  C. The Automatic Clearing House Option permits you to have dividends and capital gain distributions deposited in your Approved Bank account designated in the Account Application. In the event your Approved Bank account is closed, your distribution will be held in a non-interest-bearing omnibus bank account established by the Funds' dividend disbursing agent on your behalf.

  D. The Check Payment Option lets you receive a check for all dividends and/or capital gain distributions, which generally is mailed either to your designated address or your designated Approved Bank shortly following declaration. If the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, your distributions will be held in a non-interest-bearing omnibus bank account established by the Funds' dividend disbursing agent on your behalf.

EXCHANGE PRIVILEGE

  Wells Fargo Bank advises a variety of other funds, each with its own investment objective and policies. The exchange privilege is a convenient way to buy shares in the other funds of the Stagecoach Family of Funds that are registered in your state of residence in order to respond to changes in your investment and savings goal or in market conditions. Class A and Class B Shares of the Funds may be exchanged for Class A and Class B Shares, respectively, of another fund, for Class A Shares of the Money Market Mutual Fund, or for shares of the California Tax-Free Money Market Mutual Fund. Class A Shares may also be exchanged for shares of a single-class fund or for Retail Shares of another fund. Before making an exchange from a Fund into another fund advised by Wells Fargo Bank, please observe the following:

  - Obtain and carefully read the prospectus of the fund into which you want to exchange.

  - If you exchange into another fund with a front-end sales charge, you must pay the difference between that fund's sales charge and any sales charge you already have paid in connection with the shares you are exchanging.

  - If you exchange Class B Shares for Class B Shares of another fund, for shares of the California Tax-Free Money Market Mutual Fund or for Class A Shares of the Money Market Mutual Fund, a contingent deferred sales charge will not be imposed upon the exchange.

  - Each exchange, in effect, represents the redemption of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. A confirmation of each exchange transaction will be sent to you.

PROSPECTUS                             34

  - The dollar amount of shares you exchange must meet the minimum initial and/or subsequent investment amounts of the other fund.

  - The Company reserves the right to limit the number of times shares may be exchanged between funds, to reject any telephone exchange order, or otherwise to modify or discontinue exchange privileges at any time. Under SEC rules, subject to limited exceptions, the Company must notify you 60 days before it modifies or discontinues the exchange privilege.

  - If you exchange Class B Shares for Class B Shares of another fund, for shares of the California Tax-Free Money Market Mutual Fund or for Class A Shares of the Money Market Mutual Fund, the remaining period of time (if any) that the contingent deferred sales charge applicable to such shares is in effect will be computed from the time of initial purchase of the previously held shares. For example, if you exchange Class B Shares of a Fund for shares of the California Tax-Free Money Market Mutual Fund and redeem those shares of the California Tax-Free Money Market Mutual Fund within four years of the purchase of the exchanged Class B Shares, you will be required to pay a contingent deferred sales charge equal to the charge which would have applied had you redeemed the original Class B Shares at that time.

  - If you exchange Class B Shares for shares of one of the Money Market Mutual Funds as described above, you subsequently may re-exchange the acquired shares only for Class B Shares of one of the Company's funds or for shares of the other Money Market Mutual Fund.

  The procedures applicable to Fund share redemptions also apply to Fund share exchanges.

  To exchange shares, write the Transfer Agent at the mailing address under "Investing in the Funds - Initial Purchases by Wire" or call the Transfer Agent at the telephone number listed on your transaction confirmation, or contact your Shareholder Servicing Agent or Selling Agent. The procedures applicable to telephone redemptions, including the discussion regarding the responsibility for the authenticity of telephone instructions, are also applicable to telephone exchange requests. See "How to Redeem Shares - Expedited Redemptions by Letter and Telephone."

CONVERSION

  Class B Shares of a Fund that have been outstanding for six years after the end of the month in which the shares were initially purchased automatically convert to Class A Shares of such Fund and, consequently, will no longer be subject to the higher Rule 12b-1 Fees applicable to Class B Shares. Such conversion will be on the basis of the relative net asset values of the two Classes, without the imposition of any sales charge or other charge except that the lower Rule 12b-1 Fees applicable to Class A Shares shall thereafter be applied to such converted shares. Because the per share net asset value of the Class A

                                       35                             PROSPECTUS

Shares may be higher than that of the Class B Shares at the time of conversion, a shareholder may receive fewer Class A Shares than the number of Class B Shares converted, although the dollar value will be the same. Reinvestments of dividends and distributions in Class B Shares will be considered new purchases for purposes of the conversion feature.

  If a shareholder effects one or more exchanges among Class B Shares, Class A Shares of the Money Market Mutual Fund or shares of the California Tax-Free Money Market Mutual Fund during the six-year period, the holding period for shares so exchanged will be counted toward the six-year period and any Class B Shares held at the end of six years will be converted into Class A Shares.

                         MANAGEMENT AND SERVICING FEES

INVESTMENT ADVISER

  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Funds' investment adviser, provides investment guidance and policy direction in connection with the management of the Funds' assets. Wells Fargo Bank also furnishes the Board of Directors with periodic reports on the Funds' investment strategy and performance.

  For these services, Wells Fargo Bank is entitled to a monthly advisory fee at the annual rate of 0.50% of the first $250 million of each Fund's average daily net assets, 0.40% of the next $250 million, and 0.30% of the average daily net assets in excess of $500 million. Out of its fees from the Asset Allocation Fund and the U.S. Government Allocation Fund, Wells Fargo Bank pays WFNIA for its sub-advisory services annual fees equal to 0.20% of the average daily net assets of the Asset Allocation Fund and $40,000 plus 0.15% of the average daily net assets of the U.S. Government Allocation Fund. From time to time, Wells Fargo Bank may waive such fees in whole or in part. Any such waiver will reduce a Fund's expenses and, accordingly, have a favorable impact on a Fund's total return and yield. For the year ended December 31, 1994, the Company paid 0.38% of the average daily net assets of the Asset Allocation Fund and 0.50% of the average daily net assets of the U.S. Government Allocation Fund to Wells Fargo Bank for its services as investment adviser to such Funds.

  Pursuant to the Sub-Advisory Agreement, Wells Fargo Bank has delegated certain advisory responsibilities to WFNIA. Nevertheless, Wells Fargo Bank has retained authority over the management of each Fund, and the investment and disposition of each Fund's assets, and Wells Fargo Bank may reject any investment recommendations or decisions for a Fund if Wells Fargo Bank determines that such recommendations or decisions are not consistent with the best interests of the Fund. For the year ended December 31, 1994, Wells Fargo Bank paid 0.20% of the average daily net assets of the

PROSPECTUS                             36

Asset Allocation Fund and 0.17% of the average daily net assets of the U.S. Government Allocation Fund to WFNIA for its services as sub-adviser to such Funds.

  From time to time, each of the Funds, consistent with its investment objectives, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  WFITC serves as the Funds' custodian. WFITC, located at 45 Fremont Street, San Francisco, California 94105, is a special purpose trust company that is owned 99.9% by WFNIA and 0.1% by Wells Fargo & Company. Wells Fargo Bank serves as the Funds' transfer and dividend disbursing agent. Wells Fargo Bank performs the transfer and dividend disbursing agency activities at 525 Market Street, San Francisco, California 94105.

SHAREHOLDER SERVICING AGENT

  The Funds have entered into Shareholder Servicing Agreements with Wells Fargo Bank on behalf of each Class of Shares of the Funds, and may enter into similar agreements with other entities. Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) will, as agent for their customers, among other things: answer customer inquiries regarding account status and history, and the manner in which purchases, redemptions and exchanges of Fund shares may be effected; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase, redemption and exchange transactions; arrange for the wiring of money; transfer money in connection with customer orders to purchase or redeem shares; verify shareholder signatures in connection with redemption and exchange orders and transfers and changes in accounts with Approved Banks; furnish (either separately or on an integrated basis with other reports sent to a shareholder by the Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases, redemptions and exchanges; furnish, on behalf of each of the Funds, proxy statements, annual reports, updated prospectuses and other communications to shareholders; receive, tabulate and send to the Funds proxies executed by shareholders; and provide such other related services as the Funds or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent receives a fee, which may be paid periodically, determined by a formula based upon the number of accounts serviced by the Shareholder Servicing Agent during the period for which payment is being made, the level of activity in such accounts during such period, and the expenses incurred by the Shareholder Servicing Agent. In no event will the fees charged to each Class, as calculated on an annualized basis for each Fund's then-current fiscal year, exceed the lesser of (1) 0.30% of the average daily net assets attributable to the Class A or Class B Shares, as the case may be, owned during the period

                                       37                             PROSPECTUS
for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or (2) an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Rules of Fair Practice of the NASD ("NASD Rules"). In no event will the portion of such fees that constitutes a "service fee," as that term is used by the NASD, exceed 0.25% of the average NAV attributable to the Class A or Class B Shares of each Fund.

  The Funds understand that a Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Funds, such as requiring a higher minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent will be required to agree to disclose any fees it may directly charge its customers who are shareholders of a Fund and to notify them in writing at least 30 days before it imposes any transaction fees.

SPONSOR, ADMINISTRATOR AND DISTRIBUTOR

  Subject to the overall supervision of the Company's Board of Directors, Stephens provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Stephens also furnishes office space and certain facilities to conduct each Fund's business, and compensates the Company's Directors, officers and employees who are affiliated with Stephens. For these services, Stephens is entitled to receive from each Fund a monthly fee at the annual rate of 0.03% of each Fund's average daily net assets. From time to time, Stephens may waive its fees from a Fund in whole or in part. Any such waiver will reduce a Fund's expenses and, accordingly, have a favorable impact on such Fund's yield and total return.

  Stephens, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens is responsible for distributing Class A and Class B Shares of the Funds. The Company also has adopted a Distribution Plan on behalf of each Class of shares of the Funds under the SEC's Rule 12b-1 ("Plans"). Under the Class A Plans for each Fund, each Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective Class A shareholders by paying on an annual basis up to 0.05% of the average daily net assets attributable to the Class A Shares of the Funds. The Class A Plans provide only for the reimbursement of actual expenses. Under the Class B Plans, each Fund may defray all or part of such costs and pay compensation to the Distributor and Selling Agents for sales support services. The Class B Plans provide for payments, on an

PROSPECTUS                             38
annual basis, of up to 0.70% of the average daily net assets attributable to the Class B Shares of each Fund. The Distribution Agreement provides that Stephens shall act as agent for the Funds for the sale of their shares, and may enter into Selling Agreements with Selling Agents that wish to make available shares of the Funds to their respective customers. The Funds may participate in joint distribution activities with any of the other funds of the Company, in which event expenses reimbursed out of the assets of the Fund may be attributable, in part, to the distribution-related activities of another fund of the Company. Generally, the expenses attributable to joint distribution activities will be allocated among each Fund and the other funds of the Company in proportion to their relative net asset sizes, although the Company's Board of Directors may allocate such expenses in any other manner that it deems fair and equitable. In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for goods or merchandise.

  In addition, the Plans contemplate that, to the extent any fees payable pursuant to a Shareholder Servicing Agreement (discussed above) are deemed to be for distribution-related services, such payments are approved and payable pursuant to the Plans subject to any limits under applicable law, regulations or rules, including the NASD Rules. Financial institutions acting as Selling Agents, Shareholder Servicing Agents, or in certain other capacities may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

FUND EXPENSES

  From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce a Fund's expenses and, accordingly, have a favorable impact on such Fund's yield and total return. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including advisory, shareholder servicing, transfer agency, custody and administration fees, payments pursuant to any Plans, fees and expenses of its independent auditors and legal counsel, and any extraordinary expenses. Expenses attributable to each Fund or Class are charged against the assets of the Fund or Class. General expenses of the Company are allocated among all of the funds of the Company, including the Funds, in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                                       39                             PROSPECTUS

                                     TAXES

  By complying with the applicable provisions of the Code, the Funds will not be subject to federal income taxes with respect to net investment income and net realized capital gains distributed to their shareholders. Dividends from the investment income (including net short-term capital gains, if any) declared and paid by each Fund will be taxable as ordinary income to a Fund's shareholders. Whether you take such dividend payments in cash or have them automatically reinvested in additional shares, they will be taxable. Generally, dividends are taxable to shareholders at the time they are paid. However, dividends declared payable in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that such dividends are actually paid no later than January 31 of the following year. You may be eligible to defer the taxation of dividend and capital gain distributions on shares of a Fund which are held under a qualified tax-sheltered retirement plan. See "Investing in the Funds - Tax-Deferred Retirement Plans" above. The Funds intend to pay out all their net investment income and net realized capital gains (if any) for each year. Corporate shareholders of the Asset Allocation Fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gain dividends) paid by such Fund to the extent such Fund's income is derived from certain dividends received from domestic corporations. The U.S. Government Allocation Fund's dividends will not qualify for the dividends-received deduction allowed to corporate shareholders. In order to qualify for the dividends received deduction a corporate shareholder must hold the Fund shares paying the dividends upon which such deduction is based for at least 46 days.

  The Funds, or your Shareholder Servicing Agent on their behalf, will inform you of the amount and nature of such dividends and capital gains. You should keep all statements you receive to assist in your personal record keeping. The Company is required to withhold, subject to certain exemptions, at a rate of 31% on dividends paid and redemption proceeds (including proceeds from exchanges) paid or credited to individual shareholders of the Funds if a correct Taxpayer Identification Number, certified when required, is not on file with the Company or the Transfer Agent. In connection with this withholding requirement, you will be asked to certify on your Account Application that the social security or taxpayer identification number you provide is correct and that you are not subject to 31% backup withholding for previous underreporting to the IRS.

  Foreign shareholders may be subject to different tax treatment, including a withholding tax. See "Federal Income Taxes - Foreign Shareholders" in the SAIs.

  Further federal tax considerations are discussed in the SAIs. All investors should consult their individual tax advisers with respect to their particular tax situations as well as the state and local tax status of investments in shares of the Funds.

PROSPECTUS                             40

                             PROSPECTUS APPENDIX -
                         ADDITIONAL INVESTMENT POLICIES

FUND INVESTMENTS

ASSET ALLOCATION MODEL

  WFNIA compares the Asset Allocation Fund's investments daily to the Asset Allocation Model's recommended allocation. The investment model recommends allocations among each asset class in 10% increments only. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by WFNIA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two or three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the Asset Allocation Fund generally will invest the net proceeds from the sale of shares of the Fund and will liquidate existing Fund investments to meet net redemption requirements in a manner that best allows the Fund's existing asset allocation to follow that recommended by the Model. Notwithstanding any recommendation of the model to the contrary, the Asset Allocation Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

  Wells Fargo Bank and WFNIA manage other portfolios which also invest in accordance with the Asset Allocation Model. The performance of each of those other portfolios is likely to vary among themselves and from the performance of the Fund. Such variation in performance is primarily due to different equilibrium asset mix assumptions used for the various portfolios, timing differences in the implementation of the model's recommendations and differences in expenses and liquidity requirements.

  There are 500 common stocks, including Wells Fargo & Company stock, which make up the S&P 500 Index. S&P occasionally makes changes in the S&P 500 Index based on its criteria for inclusion of stocks in the S&P 500 Index. The S&P 500 Index is market-capitalization-weighted so that each stock in the S&P 500 Index represents its proportion of the total market value of all stocks in the S&P 500 Index. In making its stock investments, the policy of the Asset Allocation Fund is to invest its assets in substantially the same stocks, and in substantially the same percentages, as the S&P 500 Index, including Wells Fargo & Company stock.

                                      A-1                             PROSPECTUS

U.S. GOVERNMENT ALLOCATION MODEL

  WFNIA compares the U.S. Government Allocation Fund's investments daily to the U.S. Government Allocation Model's recommended allocation. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by WFNIA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two to three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the U.S. Government Allocation Fund generally will invest the net proceeds from the sale of shares of the Fund and will liquidate existing Fund investments to meet net redemption requirements in a manner that best allows the Fund's existing asset allocation to follow the allocation recommended by the computer Model. Notwithstanding any recommendation of the computer model to the contrary, the Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares other mutual funds and repurchase agreements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

  WFNIA manages other funds which invest in accordance with a substantially similar version of the Model. The performance of each of those other funds is likely to vary among themselves and from the performance of the Fund. Such variation in performance is primarily due to timing differences in the implementation of the Model's recommendations, differences in expenses and liquidity requirements, and the ability of other funds to invest a higher portion of their assets in short-term investments that may generate a higher yield, but are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  Although WFNIA intends to use the Models as bases for its investment decisions with respect to the Asset Allocation Fund and U.S. Government Allocation Fund, WFNIA may change from time to time the criteria and methods it uses to implement the model's recommendations if it believes such a change is desirable for a Fund. Nevertheless, Wells Fargo Bank has continuing and exclusive authority over the management of the Funds, the conduct of their affairs and the disposition of the Funds' assets, and Wells Fargo Bank has the right to reject WFNIA's investment decisions for a Fund if Wells Fargo Bank determines that any such decision is not consistent with the best interests of a Fund.

  Money Market Instruments and Temporary Investments

  In accordance with its investment policies, the Funds will invest varying percentages of their assets in money market instruments. In addition, the Funds may have temporary

PROSPECTUS                            A-2
cash balances on account of new purchases, dividends, interest and reserves for redemptions, and which the Funds may invest in the following high-quality money market instruments: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises ("U.S. Government obligations"); (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "P-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment adviser; (iv) nonconvertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of no more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (a) have more than $10 billion, or the equivalent in other currencies, in total assets; (b) are among the 75 largest foreign banks in the world as determined on the basis of assets; (c) have branches or agencies in the United States; and (d) in the opinion of Wells Fargo Bank, as investment adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund.

  U.S. Government Obligations

  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government

                                      A-3                             PROSPECTUS
obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  Short-Term Corporate Debt Instruments

  The Funds may invest in commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

  The Funds also may invest in nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. The Funds will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P.

  Floating- and Variable-Rate Instruments

  Certain of the debt instruments that the Funds may purchase bear interest at rates that are not fixed, but vary for example, with changes in specified market rates or indices or specified intervals. Certain of these instruments may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such obligations. Wells Fargo Bank or WFNIA, as appropriate will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Events affecting the ability of the issuer of a demand instrument to make payment when due may occur between the date a Fund elects to demand payment and the date payment is due. Such events may affect the ability of the issuer of the instrument to make payment when due, thereby affecting a Fund's ability to obtain payment at par. Demand instruments whose demand feature is not exercisable within seven days may be treated as liquid, provided that an active secondary market exists.

  Repurchase Agreements

  The Funds may enter into repurchase agreements wherein the seller of a security to a Fund agrees to repurchase that security from such Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Funds may enter into repurchase agreements only with respect to U.S. Government obligations and those securities which are permissible investments for the Fund. All repurchase agreements will be fully

PROSPECTUS                            A-4
collateralized based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction entered into by the Funds may be greater than one year. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited. The Funds will enter into repurchase agreements only with registered broker/dealers and commercial banks that meet guidelines established by the Company's Board of Directors and are not affiliated with the Funds' investment adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

  Loans of Portfolio Securities

  The Funds may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government obligations or other high-quality debt instruments equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to a Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, a Fund's investment adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund, if permitted by law, will dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay a Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. Neither Fund will lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by a Fund will be subject to termination at the Fund's or the borrower's option. The Funds may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, the investment adviser, or the Distributor.

  Foreign Obligations

  Each Fund may invest up to 25% of its respective assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic

                                      A-5                             PROSPECTUS
obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

INVESTMENT POLICIES

  Each Fund's investment objective, as set forth in the first paragraph of the "How The Funds Work - Investment Objectives and Policies" section, is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of a Fund's outstanding voting securities, as described under "Capital Stock" in the SAI for each Fund. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Board of Directors determines, however, that a Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus.

  As matters of fundamental policy, each Fund may: (i) not purchase securities of any issuer (except U.S. Government obligations) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer; (ii) borrow from banks up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets); (iii) make loans of portfolio securities in accordance with its investment policies; and (iv) not invest 25% or more of its assets (i.e., concentrate) in any particular industry, except that each Fund may invest 25% or more of its assets in U.S. Government obligations, the Asset Allocation Fund is permitted to concentrate its assets in any industry for the same period as does the S&P 500 Index, and the Asset Allocation Fund's money market investments may be invested in the banking industry and in U.S. Government obligations, and such investments may, from time to time, represent 25% or more of the Asset Allocation Fund's total assets. However, the Asset Allocation Fund's money market investments in the banking industry will not represent 25% or more of its total assets unless the SEC staff has confirmed that it does not object to the Fund reserving freedom of action to concentrate investments in the banking industry. With respect to paragraph (ii) above, each Fund presently does not intend to put at risk more than 5% of its assets during the coming year. With respect to paragraph (iii) above, the

PROSPECTUS                            A-6

Asset Allocation Fund presently does not intend to put at risk more than 5% of its assets during the coming year. With respect to paragraph (i), it may be possible that the Company would own more than 10% of the outstanding voting securities of an issuer.

  As a matter of nonfundamental policy, each Fund may not invest more than 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, and other illiquid securities (including restricted securities).

                                      A-7                             PROSPECTUS

--------------------------------------------------------------------------------
          Advised by WELLS FARGO BANK, N.A. - Sponsored/Distributed by
                        Stephens Inc., Member NYSE/SIPC
                                NOT FDIC INSURED

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

SPONSOR, DISTRIBUTOR AND ADMINISTRATOR

Stephens Inc.
111 Center Street
Little Rock, Arkansas 72201

INVESTMENT ADVISER, TRANSFER AND DIVIDEND DISBURSING AGENT

Wells Fargo Bank, N.A.
P.O. Box 7066
San Francisco, California 94120-7066

SUB-INVESTMENT ADVISER

Wells Fargo Nikko Investment Advisors
45 Fremont Street
San Francisco, California 94105

CUSTODIAN

Wells Fargo Institutional Trust
Company, N.A.
45 Fremont Street
San Francisco, California 94105

LEGAL COUNSEL

Morrison & Foerster
2000 Pennsylvania Avenue, N.W.
Washington, D.C. 20006

For more information about the Fund
simply call 1-800-222-8222 or write:

Stagecoach Inc.
c/o Stagecoach Shareholder Services
Wells Fargo Bank, N.A.
P.O. Box 7066
San Francisco, California 94120-7066

 STAGECOACH FUNDS:
--------------------------------------------------------------------------------

  - are NOT FDIC insured
  - are NOT guaranteed by Wells Fargo Bank
  - are NOT deposits or obligations of the Bank                            LOGO
  - involve investment risk, including possible loss
    of principal

LOGO                                                              SC 1021 (8/95)
Printed on Recycled Paper

LOGO
P.O. Box 7066
San Francisco, CA 94120-7066

 STAGECOACH FUNDS:
--------------------------------------------------------------------------------

  - are NOT FDIC insured
  - are NOT guaranteed by Wells Fargo Bank
  - are NOT deposits or obligations of the Bank                            LOGO
  - involve investment risk, including possible loss
    of principal

LOGO                                                              SC 1021 (8/95)
Printed on Recycled Paper